Exhibit 10(b)(10)

                         AMENDMENT NO. 2
                               to
                         LEASE AGREEMENT


     This AMENDMENT NO. 2, dated as of December 1, 1999,to Lease Agreement, dated as of December 1, 1985, between TUCSON ELECTRIC POWER COMPANY, an Arizona corporation ("TEP"), and SAN CARLOS RESOURCES INC., an Arizona corporation ("San Carlos"), jointly and severally as Lessee (such term and all other capitalized terms used herein without definition having the meanings provided in Section 1 hereof), and WILMINGTON TRUST COMPANY, a Delaware corporation, and WILLIAM J. WADE (not in their respective individual capacities but solely as Owner Trustee and Cotrustee, respectively, under the Trust Agreement between such parties and Emerson Finance Co., as Owner Participant), as Lessor (this "Lease Amendment"),

                       W I T N E S S E T H

     WHEREAS, the Lessee and the Lessor have heretofore entered into a Lease Agreement, dated as of December 1, 1985, as duly recorded in the office of the County Recorder of Apache County, Arizona on January 8, 1986, in Docket 499 at Pages 319-452, as supplemented by a Lease Supplement dated December 31, 1985, as duly recorded in the aforesaid office in Docket 499 at Pages 489-506, as amended by Amendment No. 1 to Lease Agreement, dated as of December 15, 1992, duly recorded in the aforesaid office in Docket 700 at Pages 372-398, providing for the lease by the Lessor to the Lessee of the Leased Assets (such Lease Agreement, as so supplemented and amended and as further amended, modified or supplemented from time to time in accordance with the provisions thereof, being hereinafter referred to as the "Lease"),

     WHEREAS,the Lessee and the Lessor have agreed pursuant to a Refunding Agreement, dated as of December 1, 1999 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Refunding Agreement"), with the Owner Participant, the Loan Participants named therein, the Indenture Trustee and certain other parties to participate in refinancing the outstanding Secured Notes on the Refunding Date (as defined in the Refunding Agreement),

     WHEREAS, the Lessee and Lessor have agreed to amend the Lease as contemplated herein so as to effectuate such refinancing,

     WHEREAS, Section 31(b) of the Lease provides, among other things, that until the Lessee has received notice from the Indenture Trustee that the Lien of the Indenture on the Trust Indenture Estate has been released, no term of the Lease shall be amended without the consent of the Indenture Trustee, and

     WHEREAS, pursuant to Section 15.1 of the Indenture, the Indenture Trustee has, at the direction and with the consent of each holder of a Secured Note, consented, by executing and delivering the Refunding Agreement, to the amendments to the Lease set forth in this Lease Amendment,

     NOW THEREFORE, in consideration of the premises and of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.

     (a) General Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in Section 1 of the Lease.

     (b)  Amended Definitions.  The following definition in
Section 1 of the Lease is hereby amended in its entirety to read as follows:

          "Loan Participant" shall mean collectively, the holders of the Secured Notes and individually, any holder of a Secured
Note.

     (c) Additional Definition. Section 1 of the Lease is hereby amended by adding the following definitions thereto:

          "Administrative Agent" shall mean Union Bank of
California, N.A, in its capacity as Administrative Agent for the Loan Participants.

          "Alternate Base Rate" shall have the meaning specified in the Indenture.

          "Series 3 Notes" shall have the meaning specified in the Indenture.

     (d)  Deleted Definitions.  The definition of Series 1 Notes,
Series 2 Notes and Subparticipation Amount in Section 1 of the
Lease are hereby deleted in their entirety.

     (e) Special Event of Loss. Clause (iii) of the definition of "Special Event of Loss" in Section 1 of the Lease is hereby amended in its entirety to read as follows:

          (iii) (a) any of the Series 3 Notes are
          outstanding after July 1, 2003 unless
          subclause (b) of this clause (iii) shall apply, or (b) upon any date occurring prior to July 1, 2003 which shall have been agreed to by the Lessee and the Owner Participant; or

     (f) Stipulated Interest Rate. Clause (b) of the definition of "Stipulated Interest Rate" in Section 1 of the Lease is hereby amended in its entirety to read as follows:

          (b) in the case of any payment or the
          portion of any payment to paid to the
          Indenture Trustee or Loan Participant,
          two percent over the Alternate Base
          Rate.

     Section 2. Insurance. Section 8(c) of the Lease is hereby amended to delete each reference therein to the Loan Participant and to substitute the words "Administrative Agent" in lieu thereof.

     Section 3.  Sublease.  Clause (ii)(B)(1) of the proviso to
Section 13(a) of the Lease is hereby amended to delete the words
"Series 1 Notes or Series 2 Notes" and to substitute the words
"Series 3 Notes" in lieu thereof.

     Section 4. Counterpart Execution. This Lease Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. The single executed original of this Lease Amendment which provides that it is the "original counterpart" and which contains the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof shall evidence the monetary obligations of the Lessee hereunder and thereunder. To the extent, if any, that this Lease Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Amendment may be created by the transfer or possession of any counterpart thereof other than the original counterpart and containing the receipt therefor executed by the Indenture Trustee on or immediately following the signature page thereof.

     Section 5. Ratification of the Lease. This Lease Amendment is an amendment to the Lease. As amended by this Lease
Amendment, the Lease is in all respects ratified, approved and confirmed, and the Lease and this Lease Amendment shall together constitute one and the same instrument.

     Section 6. Governing Law. This Lease Amendment has been delivered in, and shall in all respects be governed by and construed in accordance with, the laws of the State of Arizona applicable to agreements made and to be performed entirely within such state, including matters of construction, validity and performance.

     Section 7. Liabilities of Owner Participant. Sections 23 and 31 of the Lease are hereby incorporated by reference mutatis mutandis in this Lease Amendment.


     IN WITNESS WHEREOF, the undersigned Lessee and Lessor have each caused this Lease Amendment to be duly executed and delivered and their corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the day and year first above written.

                              TUCSON ELECTRIC POWER COMPANY,
                                   as Lessee


                              By:  /s/ Kevin Larson
                                 ------------------------------
                                    Name:
                                    Title:

[seal]

Attest:

/s/ Linda Kennedy
------------------------
Assistant Secretary

                              SAN CARLOS RESOURCES INC.
                                   as Lessee


                              By:  /s/ Karen G. Kissinger
                                 ------------------------------
                                    Name:
                                    Title:

[seal]

Attest:

/s/ Vincent Nitido
------------------------
Assistant Secretary

                              WILMINGTON TRUST COMPANY,
                                   not in its individual capacity
                                   but solely as Owner Trustee
                                   under the Trust Agreement, as
                                   Lessor

                              By:  /s/ C. Paglia
                                 ------------------------------
                                  Name:  Charlotte Paglia
                                  Title: Financial Services Officer

[seal]

Attest:

/s/ D. Garen
------------------------
Assistant Secretary
                                   /s/ William J. Wade
                              ---------------------------------
                              WILLIAM J. WADE,
                                   not in his individual capacity
                                   but solely as Cotrustee under
                                   the Trust Agreement, as Lessor
Witness:

/s/ Wendy R. Marthrope
------------------------


     Receipt of this original counterpart of the foregoing
Amendment No. 2 to Lease Agreement is hereby acknowledged on this ____ day of December, 1999.


                         UNITED STATES TRUST COMPANY OF NEW YORK, as Indenture Trustee


                         By:
                            -----------------------------------
                             Name:
                             Title:



               ACKNOWLEDGEMENTS TO LEASE AMENDMENT



STATE OF ARIZONA    )
                    ) ss.:
COUNTY OF PIMA      )

     The foregoing instrument was acknowledged before me this 10th day of December, 1999, by Kevin Larson, Vice President &
Treasurer, of TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, on behalf of said corporation.

                                     /s/ Nancy Ann Juarez
                                  -----------------------------
                                      Notary Public


My Commission Expires:

May 14, 2000
----------------------





STATE OF ARIZONA    )
                    )   ss.:
COUNTY OF PIMA      )

     The foregoing instrument was acknowledged before me this 10th day of December, 1999, by Karen G. Kissinger, Vice
President & Controller of SAN CARLOS RESOURCES INC., an
Arizona corporation, on behalf of said corporation.

                                     /s/ Nancy Ann Juarez
                                  -----------------------------
                                      Notary Public


My Commission Expires:

May 14, 2000
----------------------






STATE OF DELAWARE        )
                         )   ss.:
COUNTY OF NEW CASTLE     )

     The foregoing instrument was acknowledged before me this 10th day of December, 1999, by Charlotte Paglia, Financial
Services Officer, of WILMINGTON TRUST COMPANY, a Delaware banking corporation, on behalf of said corporation.

                                     /s/ Sheri M. Robinson
                                  -----------------------------
                                      Notary Public


My Commission Expires:

October 9, 2000
------------------------





STATE OF DELAWARE        )
                         )   ss.:
COUNTY OF NEW CASTLE     )

     The foregoing instrument was acknowledged before me this 10th day of December, 1999, by WILLIAM J. WADE, an individual.

                                     /s/ Sheri M. Robinson
                                  -----------------------------
                                      Notary Public


My Commission Expires:

October 9, 2000
------------------------